                     VESTIN REALTY MORTGAGE II, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 22, 2014.

TO THE STOCKHOLDERS OF VESTIN REALTY MORTGAGE II, INC:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Vestin Realty Mortgage II, Inc., a Maryland corporation (the “Company”), will be held on Monday, December 22, 2014 at 9:30 a.m. Eastern Time at Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect one director to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To consider and vote upon the ratification of the appointment of De Joya Griffith, LLC as the independent registered public accountants of the Company for the fiscal year ending December 31, 2014;

3..	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Company’s Board of Directors has fixed the close of business on October 31, 2014, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person.  Whether or not you plan to attend, please authorize your proxy by one of the methods described in the accompanying Proxy Statement.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be voted to assure that all of your shares will be voted.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote in person at the Annual Meeting will be counted.

WE HAVE ELECTED TO PROVIDE ACCESS TO OUR PROXY MATERIALS OVER THE INTERNET UNDER THE SECURITIES AND EXCHANGE COMMISSION’S RULES.  BY PROVIDING THE INFORMATION YOU NEED THROUGH THE INTERNET, WE WILL LOWER THE OVERALL COSTS OF THE DELIVERY OF PROXY MATERIALS FOR THE ANNUAL MEETING.  AS A RESULT, WE ARE MAILING TO OUR STOCKHOLDERS A NOTICE INSTEAD OF A PAPER COPY OF THIS PROXY STATEMENT, PROXY CARD AND OUR 2013 ANNUAL REPORT.  THE NOTICE CONTAINS INSTRUCTIONS ABOUT HOW TO OBTAIN A PAPER COPY OF OUR ANNUAL REPORT AND PROXY MATERIALS.  PLEASE READ THE PROXY STATEMENT AND PROXY CARD CAREFULLY AND DETERMINE THE METHOD YOU WILL USE TO VOTE.

By Order of the Board of Directors,
/s/Michael V. Shustek
Secretary, Chairman of the Board, President and Chief Executive Officer
Las Vegas, Nevada
November 7, 2014

VESTIN REALTY MORTGAGE II, INC.
8880 W Sunset Road, Suite 200
Las Vegas, Nevada 89148
(702) 227-0965

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 22, 2014

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Vestin Realty Mortgage II, Inc., a Maryland corporation (the “Company”), for exercise at our Annual Meeting of Stockholders to be held on Monday, December 22, 2014, at 9:30 a.m. Eastern Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.  The 2014 Annual Meeting will be held at Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.  In this Proxy Statement “we,” “us,” or “our” refer to the Company.

Please authorize a proxy to vote your shares of common stock by one of the methods described in this Proxy Statement.  This Proxy Statement has information about the 2014 Annual Meeting and was prepared by Vestin Mortgage, LLC (“Vestin Mortgage” or our “Manager”), the sole manager of the Company, for our Board.  This Proxy Statement, the accompanying proxy card and other proxy material are first being made available to you on or about November 7, 2014.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders

We are furnishing our proxy materials to our stockholders over the Internet in accordance with the Securities and Exchange Commission (“SEC”) rules.  The proxy materials include a Notice of Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.  The proxy materials will be available on the Internet at www.proxyvote.com  (stockholders will need to enter their control number reflected on the notice regarding the internet availability of proxy materials that they receive).  Stockholders will not receive printed copies of the proxy materials unless they request written copies of such materials.  A Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to each of our stockholders of record as of the Record Date (as defined below) with instructions on how to access and review the proxy materials on the Internet, how to authorize a proxy through the Internet or through the mail as well as how to request printed copies of the proxy materials.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

Attendance at the 2014 Annual Meeting is limited to the Company’s stockholders.    Registration will begin at 8:30 a.m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares at the close of business on October 31, 2014, the record date for determination of stockholders entitled to notice of and to vote at the 2014 Annual Meeting (the “Record Date”), 2,625,531 shares of our common stock, par value $0.0001 per share, were issued and outstanding.  Holders of our common stock are entitled to one vote for each share of stock held by them as of the close of business on the Record Date.

Holders of common stock will vote at the 2014 Annual Meeting as a single class on all matters.

How may I vote if I am a stockholder of record and hold shares in my own name as of the record date?

You  may access the proxy materials at www.proxyvote.com with  your control number.

How may I obtain a paper copy of the proxy materials?

The Notice includes instructions about how to obtain a paper or email copy of the proxy materials at no charge.

How do I authorize a proxy to vote my shares?

You may vote by proxy or in person at the Annual Meeting.  To vote by proxy, you may use one of the following methods if you held your stock of record in your own name as of the Record Date:

•
Internet voting:  You may authorize a proxy to vote by Internet by following the instructions on the Notice that you receive.  If you wish to authorize a proxy to vote your shares on the Internet, you will need your “Stockholder Control Number” (which can be found on the Notice you receive).

●      Phone Voting: You may vote by phone by calling 1-800-690-6903 and following the instructions.
       You  will need your control number to vote by phone

•
Mail: You can authorize a proxy to vote by mail by requesting a paper copy of the materials, which will include a proxy card, pursuant to the instructions provided in the Notice.  If you request a paper copy of the proxy materials, you may authorize a proxy to vote by completing the proxy card and returning it in the envelope that will be included with the proxy materials.

What do I do if my shares are held in “street name”?

If your shares are held on your behalf by a broker, bank or other nominee (that is in “street name”), you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the Annual Meeting. If your shares are held in “street name” and you plan to vote your shares in person at the Annual Meeting, you should contact your broker, bank or other nominee to obtain a legal proxy or other evidence from your broker, bank or other nominee giving you the right to vote the shares and bring it to the Annual Meeting in order to vote.

What items of business are scheduled to be voted on at the 2014 Annual Meeting?

The items of business scheduled to be voted on at the 2014 Annual Meeting are:

•	The election of one director to serve until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualify (“Proposal No. 1); and

•	The ratification of the appointment of De Joya Griffith, LLC as the independent registered public accountants of the Company for the fiscal year ending December 31, 2014 (“Proposal No. 2”).

What if other matters come up at the 2014 Annual Meeting?

The matters described in this Proxy Statement are the only matters that we know will be voted on at the 2014 Annual Meeting.  If other matters are properly presented at the 2014 Annual Meeting, the proxy holders will vote your shares in their own discretion.

May I change my vote after I return my proxy card?

Yes.  You can change your vote at any time before the vote on a proposal either by authorizing a new later dated proxy on the Internet or by filing with Michael V. Shustek, our Chief Executive Officer, at our principal executive offices at 8880 W Sunset Road, Suite 200, Las Vegas, Nevada 89148, a written notice revoking your proxy or by signing, dating and returning to us a new proxy card before the meeting.

We will honor the proxy submitted with the latest date.  If you hold your shares in “street name,” you must follow your broker, banker or other nominee’s instructions to change your vote. You may also revoke your proxy by attending the 2014 Annual Meeting and voting in person.

May I vote in person at the 2014Annual Meeting rather than by authorizing a proxy?

We encourage you to vote by proxy, however, you are certainly welcome to attend the 2014 Annual Meeting and vote your shares in person.  If you hold your shares in “street name,” you must follow your broker, banker or other nominee’s instructions to obtain a legal proxy or other evidence from your broker, bank or other nominee giving you the right to vote the shares.

How are votes counted?

All votes will be tabulated by the inspector of elections appointed for the 2014 Annual Meeting, who will separately tabulate affirmative votes, withheld or negative votes and abstentions.  Abstentions are counted as present for purposes of determining whether there is a quorum for the transaction of business.  Abstentions and withheld votes will not be counted as votes cast.  If your shares are held in the name of a broker, bank, or other nominee, and you do not direct the broker, bank, or other nominee how to vote your shares, the nominee is entitled to vote them in its discretion on “routine” matters only.  Proposal No. 2 on the agenda for the 2014 Annual Meeting is considered to be routine. When a proposal is not a “routine” matter and the broker, bank, or other nominee has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the broker, bank, or other nominee cannot vote the shares on that proposal. This is called a broker non-vote and will not be counted as a vote cast, but will be counted as present for quorum purposes.

The presence, in person or by proxy, of holders of a majority of shares of common stock entitled to cast votes at the meeting will constitute a quorum. As of the Record Date, there were 2,625,531 shares of common stock outstanding. If you authorize a proxy on the Internet or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

 The vote of a plurality of all the votes cast is required for the election of each director under
Proposal No. 1.  You may not cumulate votes in the election of a director under Proposal No. 1.  The affirmative vote of a majority of the votes cast on the proposal is required for the ratification of the appointment of independent registered public accountants under Proposal No. 2. In each case where a plurality or a majority of votes cast is required to approve a proposal, abstentions and broker non-votes will not be counted as votes cast and will not influence the outcome of votes.   In each case where a majority of votes entitled to be cast is required to approve a proposal, abstentions and broker non-votes will have the same effect as votes against the proposal.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of the Notice, the Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders.  The Company will use the services of Broadridge Financial Solutions, Inc. (“Broadridge”), in connection with this proxy solicitation. The estimated fees paid by the Company to Broadridge will be approximately $10,000.

Copies of solicitation materials will be furnished to brokers, banks, or other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by internet may be supplemented by a solicitation by telephone, mail or other means by directors, officers or employees of the Company or of Vestin Mortgage.  No additional compensation will be paid to these individuals or to Vestin Mortgage for any such services.  Except as described above, the Company does not presently intend to solicit proxies other than by Internet and through the use of direct solicitation by mail and/or telephone.

HOUSEHOLDING

Pursuant to an SEC approved procedure called “householding,” multiple stockholders who share the same address will receive a single Notice of Meeting and Internet Availability of Proxy Material at that address unless they provide contrary instructions.  Any such stockholder who wishes to receive a separate Notice of Meeting and Internet Availability of Proxy Material now or in the future may write or call the Company at Vestin Realty Mortgage II, Inc., 8880 W Sunset Road, Suite 200, Las Vegas, Nevada 89148, telephone: (702) 227-0965.
 The Company will promptly, upon written or oral request, deliver a separate copy of the Notice of Meeting and Internet Availability of Proxy Material to any stockholder at a shared address to which only a single copy was delivered.  Similarly, stockholders sharing the same address who have received multiple copies of the Notice of Meeting and Internet Availability of Proxy Materials may contact the Company at the above address and phone number to request delivery of a single copy in the future.  Stockholders who hold shares beneficially in street name may contact their broker to request information about householding.

FUTURE STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented at our 2015 Annual Meeting and included in our proxy materials relating to the 2015 Annual Meeting must be received by our Corporate Secretary at Vestin Realty Mortgage II, Inc., 8880 W. Sunset Road, Suite 200, Las Vegas, Nevada 89148, no later than July 10, 2015. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for the 2015 Annual Meeting.

If a stockholder wishes to present a proposal that is not intended to be included in our Proxy Statement relating to the 2015 Annual Meeting, or to nominate a candidate for election to our 2015 Annual Meeting, the stockholder must give advance notice to us prior to the deadline for proposals and nominations for the Annual Meeting determined in accordance with our Bylaws.  In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary in accordance with our Bylaws as then in effect. Under our Bylaws, as currently in effect, a proposal for business or nominee for election must be submitted not earlier than the 150th day and not later than 5:00 P.M. Pacific Time on the 120th day prior to the first anniversary of the date of this Proxy Statement, or between June 10, 2015 and 5:00 P.M. Pacific Time on July 10, 2015 and must contain the information required by our Bylaws.  However, in the event that the 2015 Annual Meeting is called for a date which is more than 30 days before or after the first anniversary of the date of the 2014 Annual Meeting, stockholder proposals intended for presentation at the 2015 Annual Meeting must be received by our Corporate Secretary no earlier than 150 days before the date of such annual meeting and no later than 5:00 P.M. Pacific Time on the later of 120 days before the date of the 2015 Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  You may obtain a copy of our Bylaws by sending a written request addressed to the Corporate Secretary at the address set forth in the preceding paragraph.

MATTERS TO BE CONSIDERED AT 2014 ANNUAL MEETING

OVERVIEW OF PROPOSALS

This Proxy Statement contains the following two proposals requiring stockholder action:  Proposal No. 1, the election of one (1) director to our Board and Proposal No. 2, ratification of the appointment of our independent registered public accountants. Each proposal is discussed in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Board is authorized to have up to 15 directors, as established by the Board pursuant to the Company’s Bylaws (“Bylaws”).  Since the formation of the Company, the Company’s Board has consisted of five directors, but currently has four directors.  In accordance with the Company’s charter and Bylaws, the Board is divided into three classes, class I, class II and class III, with each class serving staggered three-year terms.  The members of the classes are divided as follows:

●	The class I director is Fredrick J. Leavitt, whose term will expire at the 2016 Annual Meeting of Stockholders;

●	The class II director is Roland Sansone, whose terms will expire at the 2014 Annual Meeting of Stockholders; and

●	The class III directors are Donovan Jacobs and Michael V. Shustek, whose terms will expire at the 2015 Annual Meeting of Stockholders.

Our Board has nominated Roland Sansone for reelection as a director to serve for a three-year term and until his successor is duly elected and qualify.  Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy, or, if no direction is made, FOR the election of Mr.  Sansone.

Mr. Sansone has agreed to serve if elected until his new term expires at our 2017 Annual Meeting of Stockholders, and we have no reason to believe that he will be unavailable to serve.  If he is unable to serve or for good cause declines to serve as a director at the time of the 2014 Annual Meeting, the proxy holders will have discretionary authority to vote for a nominee designated by the present Board to fill the vacancy or the Board may choose to reduce the size of the Board.

Certain information about Mr. Sansone is set forth below.

Name	Age	Director Since	Position

Roland M. Sansone (1) (2)	59	2006	Director

(1)	Member of the Audit Committee, Compensation Committee, Nominating Committee (chair).
(2)	Resigned in 2008; reappointed in 2009.

Roland M. Sansone was a director for Vestin Group from December 2004 to December 2005.  He has been a member of our board of directors since January 2006 and was a director for VRM I from January 2006 until he resigned in January 2008.  In addition, he has served as President of Sansone Development, Inc. since 2002.  Sansone Development, Inc. is a real estate development company.  Mr. Sansone has been self-employed as a Manager and developer of real estate since 1980.  Mr. Sansone is currently the president of several companies that develop, own and manage commercial and residential property.  Mr. Sansone attended Mt. San Antonio College.

 The Board believes that Mr. Sansone is qualified to serve as director based on all of the experience described above and Mr. Sansone’s extensive experience and familiarity with real estate markets.

 For the biographies on our current directors not standing for re-election, Donovan Jacobs, Fredrick J. Leavitt and Michael V. Shustek, please see the section entitled “Management—Directors and Executive Officers” beginning on page 16.

Vote Required

The nominee receiving the highest number of affirmative votes cast in the election of the directors will be elected as director. Abstentions and votes withheld and broker non-votes are counted for purposes of determining the presence or absence of a quorum, but will have no effect on the result of the vote.

Recommendation of the Board of Director

Our Board unanimously recommends that the stockholders vote FOR the election of Mr.Sansone.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee has selected De Joya Griffith, LLC to act as our independent registered public accounting firm for fiscal year 2014. On April 8, 2013, the Audit Committee of the Company’s Board of Directors engaged De Joya Griffith, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2013. JLK Rosenberg, LLP (“JLK”) were dismissed as the Company’s independent registered public accounting firm on that same date. The decision to dismiss JLK was approved by our Audit Committee. JLK had served as the Company’s independent registered public accounting firm for the year ended December 31, 2011 and 2012. The Audit Committee consented to the appointment of JLK as the Company’s independent accountants.

The audit report of JLK on the consolidated financial statements of the Company as of and for the year ended December 31, 2012 and  2011, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the period from January 1, 2013 through April 8, 2013, there were no disagreements with JLK on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

The Company provided JLK a copy of the disclosures it made in a Current Report on Form 8-K dated April 8, 2013 and requested that JLK furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of the letter, was attached as Exhibit 16.1 to the 8 K Report.

Representatives of De Joya Griffith, LLC are expected to be present, in person or by telephone, at the 2014 Annual Meeting and will have the opportunity to make a statement if they desire to do so.  They are also expected to be available to respond to appropriate questions.

Before appointing De Joya Griffith, LLC, the Audit Committee carefully considered its qualifications, including the qualifications of De Joya Griffith, LLC personnel.  In addition, the Audit Committee considered De Joya Griffith, LLC reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee also considered whether De Joya Griffith, LLC provision of non-audit services to the Company would be compatible with that firm’s independence from the Company.

Stockholders will be asked at the 2014 Annual Meeting to consider and vote upon the ratification of the appointment of De Joya Griffith, LLC. If the stockholders ratify the appointment, the Audit Committee may still, in its discretion, appoint different registered public accountants at any time during the year if it concludes that such a change would be in the best interests of the Company.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of De Joya Griffith, LLC.

Fees Billed by Independent Registered Public Accountants

The following table sets forth the aggregate fees billed by JLK during the fiscal years ended December 31, 2013 and 2012:
	De Joya Griffith December 31, 2013	JLK December 31, 2012
Fees Billed:
Audit Fees	$71,000	$186,000
Audit Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	$71,000	$186,000

Audit fees include amounts billed to the Company related to the audit of our consolidated financial statements, review of our quarterly financial statements and other services provided in connection with statutory and regulatory filings.

Audit Committee Pre-Approval Policy

The Audit Committee approves, prior to engagement, all audit and non-audit services provided by De Joya Griffith, LLC and all fees to be paid for such services.  All services are considered and approved on an individual basis.  In its pre-approval and review of audit and non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal is required to approve Proposal No. 2.  Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of De Joya Griffith, LLC  as our independent registered public accountants for the fiscal year ending December 31, 2014.  Abstentions are counted for purposes of determining the presence of a quorum, but will have no effect on the result of the vote.

Recommendation of the Board of Directors

Our Board unanimously recommends that the stockholders vote FOR ratification of the appointment of De Joya Griffith, LLC as our independent registered public accountants for the fiscal year ending December 31, 2014.

CORPORATE GOVERNANCE

Board of Directors

Our Board currently consists of four directors who are divided into three classes.  Directors are elected to serve a three-year term.  The authorized number of directors may be changed only by resolution of the Board.  Any additional directors resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the directors.  This classification of our Board may have the effect of delaying or preventing changes in our control or management.  Our directors will hold office until their successors have been elected and qualify or until their earlier death, resignation, disqualification or removal for cause by the affirmative vote of the holders of at least a majority of our outstanding stock entitled to vote on the election of directors.

During fiscal year 2013, our Board held seven meetings and our independent directors held one meeting, the Audit Committee of our Board (the “Audit Committee”) held six meetings, the Nominating Committee of our Board (the “Nominating Committee”) held no meeting and the Compensation Committee of our Board (the “Compensation Committee”) held no meetings.   All four of our directors attended 75% of the Board meetings and applicable standing committee meetings held in fiscal year 2013.  Directors are encouraged to attend annual meetings of our stockholders.  Mr. Shustek attended in person and the other four then-current directors attended by teleconference.

In compliance with Nasdaq listing requirements, a majority of our directors must be individuals who meet the independence standards set forth in the applicable rules of the Nasdaq Stock Market.  We use the definition of independence set forth in the Nasdaq listing standards, and the interpretations thereof to determine if a candidate qualifies as an independent director.  Our Nominating Committee reviews each director and each candidate to determine whether the individual meets the requisite standard of independence.  In addition, members of the Audit Committee must meet the independence standards set forth in Section 10A (m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder.  Our Nominating Committee has evaluated each of our directors and has determined that (i) each director except for Mr. Shustek meets the independence requirements of the Nasdaq listing standards and (ii) each member of our Audit Committee meets the independence requirements of Section 10A(m) of the Exchange Act and the rules thereunder.

The process for stockholder communications with the Board is as follows:  stockholders wishing to communicate with the Board should send their correspondence to 8880 W. Sunset Road, Suite 200, Las Vegas, Nevada 89148.  Such correspondence shall be directed to Mr. Jacobs unless the correspondent directs that the letter be delivered to another director.  Stockholders may mark such communications “Confidential” and all such letters will be delivered unopened to the designated addressee.

Board Leadership

Michael V. Shustek serves as our Chief Executive Officer and as the Chairman of our Board.  Mr. Shustek was the founder of our Company and has served as its Chief Executive Officer, and Chairman since inception.  Our Board believes that Mr. Shustek is best situated to serve as Chairman of the Board because he is the director most familiar with our business and loan portfolio and is therefore best positioned to lead Board discussions relating to strategic priorities and opportunities.  In this regard, the Board noted Mr. Shustek’s extensive experience in secured real estate lending and his familiarity with our assets and operations.  The Board believes that under these circumstances, the combined role of Chief Executive Officer and Chairman promotes effective strategy development and execution.

We have not appointed a lead independent director, viewing this position as unnecessary given the small size of our Board.  However, Mr. Leavitt generally chairs executive sessions of our independent directors.

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews and assesses information regarding the Company’s credit, liquidity and operations, including the risks associated with each. The Board works closely with management to: (i) identify and evaluate risks; (ii) ensure the Company’s risk management policies are consistent with its business strategy; and (iii) assess strategies for mitigating potential risks.  The Nominating Committee manages risks associated with the structure and composition of the Board. The Audit Committee oversees management of financial risks. The Compensation Committee is responsible for overseeing the management of risks relating to compensation paid to our Manager, Vestin Mortgage. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through relevant committee reports about such risks. The Board’s role in risk oversight had no effect on the Board’s leadership structure.

Board Committees

Our Board has appointed an Audit Committee, a Nominating Committee, a Compensation Committee, and a Special Committee.

Audit Committee
Fredrick J. Leavitt (Chairman)
Donovan Jacobs
Roland M. Sansone

Compensation Committee
Donovan Jacobs (Chairman)
Roland M. Sansone
Fredrick J..Leavitt

Nominating Committee
Roland M. Sansone (Chairman)
Donovan Jacobs
Fredrick J. Leavitt

Audit committee – The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent accountants.  In addition, the Audit Committee reviews with the Company’s management and its independent accountants financial information that will be provided to stockholders and others, the systems of internal controls that management and our Board have established and our audit and financial reporting processes.  The Audit Committee operates under a written Audit Committee Charter adopted by our Board, which is available at http://www.vestinrealtymortgage2.com/VRT_About/CommitteeCharters.aspx.  Our Audit Committee met in March 2014 in connection with the audit of our 2013 financial statements. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements.  This committee’s responsibilities include, among other things:

●      Selecting and hiring our independent auditors;

●	Evaluating the qualifications, independence and performance of our independent auditors;

●	Approving the audit and non-audit services to be performed by our independent auditors;

●	Reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;

●	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; and

●	Reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations.

Our independent auditors and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to this committee.  Our Audit Committee currently consists of Mr. Leavitt (chair), Mr. Jacobs and Mr. Sansone.  Our Board has determined that each of these directors meets the independence standards for audit committee members, including under the Nasdaq listing standards, and that Mr.Leavitt is an audit committee “financial expert” under the federal securities laws.

Nominating Committee – Our Nominating Committee was formed to assist our Board by identifying individuals qualified to become directors.  Each member of our Nominating Committee is independent under Nasdaq listing standards.  During fiscal year 2013 the Nominating Committee, consisting of Mr. Sansone (chair), Mr. Jacobs and  Mr.. Leavitt and  held no meetings. .

The Nominating Committee operates under a charter adopted by our Board, which is available at http://www.vestinrealtymortgage2.com/VRT_About/CommitteeCharters.aspx.  Responsibilities of the Nominating Committee include, among other things:

●	Evaluating the composition, size, operations and governance of our Board and making recommendations regarding future planning and the election of directors;

●	Evaluating the independence of our directors and candidates for election to the Board; and

●	Evaluating and recommending candidates for election to our Board.

In evaluating candidates, the Nominating Committee will consider an individual’s business and professional experience, the potential contributions he or she could make to our Board and his or her familiarity with our business.  The Nominating Committee will consider candidates recommended by our directors, members of our management team and third parties.  The Nominating Committee will also consider candidates suggested by our stockholders.  We do not have a formal process established for this purpose.  We believe that it is not necessary to have a formal policy for stockholder nominations since the Nominating Committee evaluates all candidates in the same manner, regardless of the source of recommendation.  There were no stockholder nominations received for this year’s Annual Meeting.

We do not have a formal diversity policy with respect to the composition of our Board.  However, the Nominating Committee, in seeking to ensure that the Board is composed of directors whose diverse backgrounds, experience and expertise will provide the Board with a range of perspectives on matters coming before the Board, considers diversity in connection with the nomination of a director.  The Nominating Committee monitors diversity on a case-by-case basis.

Stockholders are encouraged to contact the Chair of the Nominating Committee if they wish the Committee to consider a proposed candidate.  Stockholders should submit the names of any candidates in writing, together with background information about the candidate to:

Mr. Roland Sansone,
Chair of the Nominating Committee
Vestin Realty Mortgage II
8880 W. Sunset Road, Suite 200
Las Vegas, NV 89118

Stockholders wishing to directly nominate candidates for election to the Board must provide timely notice in accordance with the requirements of our current Bylaws, as outlined in this Proxy Statement under the heading “Future Stockholder Proposals” on page 6.

Compensation Committee – Our Compensation Committee operates under a charter adopted by our Board, which is available at http://www.vestinrealtymortgage2.com/VRT_About/CommitteeCharters.aspx.  Our Compensation Committee was established to assist our Board relating to compensation of the Company’s directors and its sole manager, Vestin Mortgage, and to produce as may be required an annual report on executive officer compensation.  Each member of our Compensation Committee is independent under Nasdaq listing standards.

Our Compensation Committee has absolute discretion in evaluating and determining director compensation.  While our Manager, through its Chief Executive Officer and managing member, Mr. Shustek (who is also our Chief Executive Officer), may provide recommendations as to director compensation, it is in the Compensation Committee’s absolute discretion as to whether or not to adopt such recommendations.

Subject to applicable provisions of our Bylaws and the Management Agreement, the Compensation Committee is responsible for reviewing and approving compensation paid by us to our Manager.  As we do not pay any compensation to our executive officers, the Compensation Committee has not produced a report on executive compensation. During fiscal year 2013 the Compensation Committee, consisting of Mr. Jacobs (chair), Mr. Leavitt and Mr. Sansone  held no meetings.

Our Board may establish other committees to facilitate the management of our business

Director Compensation

We pay our non-employee directors $500 for each board meeting attended in person or by telephone conference and $500 for each committee meeting attended in person or by telephone conference.  Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board and committees of the Board.

Employee directors do not receive any compensation for serving as members of our Board or any committee of our Board.

                      Director Compensation in Fiscal 2013

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Michael V. Shustek	--	--	--	--	--	--	--
Robert A. Aalberts *	$6,000						$6,000
John Dawson *	$4,250						$4,250
Donovan Jacobs	--	--	--	--	--	--	--
Frederick J. Leavitt	$6,750	--	--	--	--	--	$6,750
Roland M. Sansone	$6,750	--	--	--	--	--	$6,500

* As reported in an 8-K filing, Mr. Aalberts and Mr. Dawson resigned as board members on November 22, 2013. On December 12, 2013, Mr. Jacobs was elected by the Board to act as an independent director to fill one of vacancies resulting from Mr. Aalberts and Mr. Dawson’s resignation. To date, the Board has not filled the other vacancy.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees of our Manager.  The Code of Business Conduct and Ethics may be found on our web site at http://www.vestinrealtymortgage2.com/VRT_About/Documents/CodeOfEthics.pdf.

MANAGEMENT

We are managed on a day-to-day basis by Vestin Mortgage, LLC, a privately held company, which is a significant majority-owned subsidiary of Vestin Group. As used herein, as context provides, “management” means our Manager, its executive officers and the individuals at Strategix Solutions, LLC, who perform accounting and financial reporting services on our behalf.

Directors and Executive Officers

The following table sets forth the names, ages as of March 31, 2014 and positions of the individuals who serve as our directors and executive officers:

Name	Age	Title

Michael V. Shustek	55	President, Chief Executive Officer, Secretary and Chairman of the Board
Tracee Gress (1)	43	Chief Financial Officer
Donovan Jacobs (2)	57	Director
Fredrick J. Zaffarese Leavitt(2)	43	Director
Roland M. Sansone(2)	59	Director

(1)	Ms. Gress was appointed as the CFO of the Company effective January 14, 2013.
(2)	Member of the Audit Committee, Nominating Committee and , Compensation Committee.

The following table sets forth the names, ages as of March 31, 2014 and positions of individuals who serve as  directors, executive officers and significant employees of Vestin Mortgage (our manager)  and other specified affiliates:

Name	Age	Title

Michael V. Shustek	55
President, Chief Executive Officer, and Chairman of the Board of Vestin Group; Chief Executive Officer and Managing Member of Vestin Mortgage; Manager of MVP Group, LLC (the manager of Advant Mortgage, LLC dba MVP Mortgage)

Tracee Gress	43	Chief Financial Officer of Vestin Mortgage
Michael J. Whiteaker	64	Vice President of Regulatory Affairs

Executive Officers of the Company and certain officers and directors of Vestin Mortgage (our Manager), Vestin Group, Inc. (“Vestin Group”) (which owns a significant portion of our Manager), Advant Mortgage, LLC doing business as MVP Mortgage (a company that provides brokerage services and the placement of real estate loans for the Company), which is 100% beneficially owned by Mr. Shustek)

Michael V. Shustek has been a director of our manager, Vestin Mortgage, LLC, and Chairman of the board of directors, Chief Executive Officer and a director of Vestin Group since April 1999 and a Director and CEO of us and Vestin Realty Mortgage I, Inc. (“VRM I”) since January 2006. In February 2004, Mr. Shustek became the President of Vestin Group. Mr. Shustek also serves on the loan committee of Vestin Mortgage, LLC, and its affiliates. In 2003, Mr. Shustek became the Chief Executive Officer of Vestin Mortgage, LLC. In 1995, Mr. Shustek founded Del Mar Mortgage, and has been involved in various aspects of the real estate industry in Nevada since 1990. In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures. In 1993, Mr. Shustek also started Shustek Investments, a company that originally specialized in property valuations for third-party lenders or investors.

In 1997, Mr. Shustek was involved in the initial founding of Nevada First Bank, with the largest initial capital base of any new state charter in Nevada’s history. Mr. Shustek has co-authored two books, entitled “Trust Deed Investments,” on the topic of private mortgage lending, and “If I Can Do It, So Can You.” Mr. Shustek is a guest lecturer at the University of Nevada, Las Vegas, where he also has taught a course in Real Estate Law and Ethics. Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas. Mr. Shustek is also Chairman of our Board of Directors As VRM II’s founder and CEO, Mr. Shustek is highly knowledgeable with regard to VRM II’s business operations and loan portfolio. In addition, his participation on the Board of Directors is essential to ensure efficient communication between the Board and management.

Tracee Gress was appointed as our Chief Financial Officer (CFO) on January 14, 2013.  In addition, Ms. Gress was appointed as the Chief Financial Officer of VRM I and the equivalent of our Chief Financial Officer of Fund III.  Ms. Gress’ services are furnished to us pursuant to an accounting services agreement entered into by our manager and Strategix Solutions. Strategix Solutions is managed by LL Bradford, a certified public accounting firm, and provides accounting and financial reporting services on our behalf. Ms. Gress is a Certified Public Accountant and has worked for LL Bradford for approximately 4 years. Ms. Gress has audited various public and private companies.  Additionally, she has also acted as Chief Financial Officer for various private companies.  She received a Bachelor of Business Administration degree in Accounting from the University of Nevada, Las Vegas.

Michael J. Whiteaker has been Vice President of Regulatory Affairs since May 1999.  Mr. Whiteaker served with the State of Nevada, Financial Institution Division from 1982 to 1999 as its Supervisory Examiner, responsible for the financial and regulatory compliance audits of all financial institutions in Nevada.  From 1973 to 1982, Mr. Whiteaker was Assistant Vice President of Nevada National Bank, responsible for a variety of matters, including loan review.  Mr. Whiteaker has previously served on the Nevada Association of Mortgage Brokers, Legislative Committee and is a past member of the State of Nevada, Mortgage Advisory Council.

Directors of the Company

Fredrick J. Leavitt was a director for Vestin Group from November 2004 to December 2005.  He has been a member of our board of directors since January 2006 and was a director for VRM I from January 2006 until he resigned in January 2008.  Since August of 1993 Mr. Zaffarese Leavitt has been an accountant for the United States Department of the Interior where his responsibilities include the review and audit of various states, local and municipality governments for compliance with federal laws and regulations as well as preparation of financial statements for Executive Branch and Congressional review.  Additionally, Mr. Zaffarese Leavitt sits on various audit committees involving the utility industry.  Mr. Zaffarese Leavitt is a CPA and a graduate of University of Nevada Las Vegas.  The Board also determined that Mr. Zaffarese-Leavitt meets the audit committee financial expert requirements of NASDAQ Marketplace Rule 4350(d)(2)(A).

The Board believes that Mr. Leavitt’s is qualified to serve as director based on all of the experience described above, and his experience as an accountant provides the Board with an important perspective on financial reporting and internal controls.
Donovan J. Jacobs was an employee of Vestin Group from 2000 to 2004 and from September 2005 to October 2006 and has been a member of our board since January 2008.  At Vestin Group, he was responsible for opening and managing three Vestin Mortgage branch offices.  Since 1992, Mr. Jacobs has been practicing law in San Diego, California where he represents police officers in both administrative and civil actions.  Mr. Jacobs is a retired San Diego Police Officer, where he served for 13 years.  Mr. Jacobs holds a lifetime teaching credential from the State of California and has taught law and police science at Miramar College, Southwestern College and Central Texas College.  Mr. Jacobs has authored two books on narcotics investigations, Street Crime Investigations and Street Cop.  Mr. Jacobs received his Bachelor’s Degree from San Diego State and his Juris Doctor from Thomas Jefferson School of Law.  Mr. Jacobs was admitted to the California Bar in 1992.

The Board believes that Mr. Jacobs is qualified to serve as director based on all of the experience described above, and Mr. Jacobs legal knowledge, and his familiarity with the business and legal communities in California, which provide an important perspective as the Board addresses issues related to the management of our loan portfolio and REO.

For the biographies of our current director standing for re-election, Mr. Sansone, please see the section entitled “Proposal No. 1, Election of Directors”, beginning on page 7.

Relationships Among Executive Officers and Directors

Our executive officers are elected by our Board on an annual basis and serve until their successors have been duly elected and qualify.  There are no family relationships among any of our directors or executive officers or director nominees.

Involvement in Certain Legal Proceedings

The SEC conducted an investigation of certain matters related to us, Vestin Mortgage, Vestin Capital, Inc. (“Vestin Capital”), VRM I and Vestin Fund III, LLC (“Fund III”).   On September 27, 2006, the investigation was resolved through the entry of an Administrative Order by the SEC (the “Order”).  Vestin Mortgage and its Chief Executive Officer, Michael Shustek, (who is also our President, Secretary, Chief Executive Officer, and Chairman) and Vestin Capital (collectively, the “Respondents”), consented to the entry of the Order without admitting or denying the findings therein.

In the Order, the SEC found that the Respondents violated Section 17(a)(2) and (a)(3) of the Securities Act of 1933, as amended, through the use of certain slide presentations in connection with the sale of units in Fund III and in our predecessor, Vestin Fund II, LLC (“Fund II”).  The Respondents consented to the entry of a cease and desist order, the payment by Mr. Shustek of a fine of $100,000 and Mr. Shustek’s suspension from association with any broker or dealer for a period of six months, which expired in March 2007.  In addition, the Respondents agreed to implement certain undertakings with respect to future sales of securities.  We were not a party to the Order.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own beneficially more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC.  Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms and amendments that they file.  Based solely on our review of the copies of such reports received by us, and written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act for our fiscal year 2013.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

We have not paid, and do not currently intend to pay, any cash or equity compensation to any of our officers and we do not currently intend to adopt any policies with respect thereto. Accordingly, we have not included a summary compensation table or an outstanding equity awards table in this Proxy Statement.  Moreover, we have no employment agreement with any of our executive officers, no arrangement that provides for the payment of retirement benefits, and we do not we have in place any change-in-control arrangements with any person.

We have engaged Vestin Mortgage as our sole Manager pursuant to the terms of the Management Agreement. The fees that we pay to our Manager are one of the sources of funds such party may use to compensate our Chief Executive Officer, President and Secretary.

During April 2009, we entered into an accounting services agreement with Strategix Solutions for the provision of accounting and financial reporting services.  Our Chief Financial Officer and other members of our accounting staff are employees of Strategix Solutions and its manager, LL Bradford. The fees that we pay to Strategix Solutions are one of the sources of funds such party may use to compensate our Chief Financial Officer and other members of our accounting staff.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our common stock as of March 31, 2014 by:

●	Each director;

●	Our executive officers;

●	All executive officers and directors as a group; and

●	Each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our common stock.

Unless otherwise noted, the percentage ownership is calculated based on 2,709,174 shares of our total outstanding common stock as of March 31, 2014.

Security Ownership of Certain Beneficial Owners
		Common Shares Beneficially Owned
Beneficial Owner	Address	Number	Percent

Michael V. Shustek(1)	8880 W Sunset Road, Suite 200 Las Vegas, NV 89148	496,806	18.3%

Mr. Shustek has sole voting and investment power of 478,032 shares and shared voting and investment power of 18,774 shares.

Security Ownership of Management
Common Shares Beneficially Owned
Beneficial Owner	Number	Percent

Michael V. Shustek (1)	496,806	18.3%
Tracee Gress	--	--
Donovan Jacobs	**	**
Frederick J. Zaffarese Leavitt	--	--
Roland M. Sansone	--	--
All directors and executive officers as a group (5 persons)	1,915,709	15.7%

**  Less than one percent of our total outstanding common stock.

(1)
Mr. Shustek is the Chief Executive Officer and managing member of Vestin Mortgage. Mr. Shustek is the beneficial owner of 496,806 shares of our common stock, representing approximately 18.3% of our outstanding common stock (based upon 2,709,174shares of common stock outstanding at March 31, 2014).  Mr. Shustek directly owns 454,857 shares of our common stock (totaling 16.8%) and indirectly owns and has economic benefit of 23,175 shares of our common stock (totaling 0.9%) through his ownership of Vestin Mortgage.  Mr. Shustek has economic benefit of and shares voting and dispositive power of 18,774 shares of our common stock (totaling 0.6%) owned by his spouse, of which 6,327 shares were acquired by her prior to their marriage.

Except as otherwise indicated, and subject to applicable community property and similar laws, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Vestin Realty Mortgage II, Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2013.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, or subject to Regulation 14A or 14C, other than as provided in this Item, or to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accountants

The Audit Committee has discussed with De Joya Griffith, LLC, the Company’s independent registered public accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from De Joya Griffith, LLC, required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with audit committees concerning independence, and has discussed with De Joya Griffith, LLC its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013.

Submitted by the Audit Committee of
the Board of Directors,

Fredrick J. Leavitt, Chairman
Donovan Jacobs
Roland Sansone

NO INCORPORATION BY REFERENCE OR DEEMED FILING

Notwithstanding anything to the contrary set forth in any of our previous or future filings made under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Audit Committee Report and the Audit Committee Charter referred to in this Proxy Statement are not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or any future filings made by us under those statutes.

TRANSACTIONS WITH RELATED PERSONS

Transactions with the Manager

Our Chairman, Secretary, Chief Executive Officer and President, Mr. Shustek, is also the Chief Executive Officer and managing member of our Manager. We do not pay any compensation to Mr. Shustek.  He receives compensation for his services as our Secretary, Chief Executive Officer and President from our Manager.

From time to time, we may acquire or sell investments in real estate loans from/to our manager or other related parties.  Pursuant to the terms of our Management Agreement, such acquisitions and sales are made without any mark up or mark down.  No gain or loss is recorded on these transactions, as it is not our intent to make a profit on the purchase or sale of such investments.  The purpose is generally to diversify our portfolio by syndicating loans, thereby providing us with additional capital to make additional loans.

Our manager is entitled to receive from us an annual management fee of up to 0.25% of our aggregate capital contributions received by us and Fund II from the sale of shares or membership units, paid monthly.  The amount of management fees paid to our manager for the year ended December 31, 2013 and 2012 were approximately $1.1 million, during each period.

As of December 31, 2013 and 2012, our manager owned 23,175 of our common shares, representing approximately 0.9% and 0.7% respectively,  of our total outstanding common stock at the respective dates.

As of December 31, 2013 and 2012, we had receivables from our manager of approximately $20,000.

Transactions with Other Related Parties

As of December 31, 2013 and 2012, we owned 538,178 common shares of VRM I, representing approximately 9.4% and 8.5%, respectively, of their total outstanding common stock at the respective dates. The closing prices of the common stock on December 31, 2103 resulted in an unrealized gain of approximately $349,000.

As of December 31, 2013 and 2012, VRM I owned 134,270 of our common shares, representing approximately 5.0% and 4.4%, respectively, of our total outstanding common stock for both periods.

As of December 31, 2013 we owed VRM I approximately $194,000. As of December 31, 2012 we had receivables from VRM I of approximately $0.2 million, primarily related to legal fees.

As of December 31, 2013, we owed Fund III approximately $20,000. As of December 31, 2012, we had receivables from Fund III of approximately $89,000.

During April 2013, we sold a $1.5 million in investment in a real estate loan to MVP REIT, Inc., an entity managed by a company majority owned by Mr. Shustek. During July 2013, we repurchased $1.0 million of the same loan from MVP REIT. During January 2014, the loan was paid in full.

During April 2013, we purchased $1.2 million in investments in real estate loans from VRM I.

During August 2013, we sold $75,000 of a performing loan to a trust in which a director is one of the trustees. No gain or loss resulted from this transaction..

As of December 31, 2013, we owned 60% interest in MVP Realty Advisors, LLV, the manger of MVP REIT, Inc.

FORM 10-K

We have filed an Annual Report on Form 10-K for the year ended December 31, 2013 with the SEC.  We make available free of charge through http://www.vestinrealtymortgage2.com our Annual Reports on Form 10-K, including the financial statements and applicable financial statement schedules thereto, or by writing Michael V. Shustek, Chief Executive Officer, Vestin Realty Mortgage II, Inc., 8880 W Sunset Road, Suite 200, Las Vegas, Nevada 89148.

OTHER MATTERS

Our Board knows of no other business that will be presented at the 2014 Annual Meeting.  If any other business is properly brought before the 2014 Annual Meeting, the proxy holders will vote your shares in their discretion.  Discretionary authority with respect to such other matters is granted by the authorization of a proxy to vote your shares.

It is important that the proxies be properly authorized so that your shares are represented at the Annual Meeting.  You are urged to promptly authorize a proxy to vote your shares using one of the methods described in this Proxy Statement.

By Order of the Board of Directors,

/s/ Michael V. Shustek
Michael V. Shustek
Chairman of the Board of Directors and Chief Executive Officer, President and Secretary

Dated: November 7, 2014
Las Vegas, Nevada

 VESTIN REALTY MORTGAGE II, INC.
PROXY

Annual Meeting of Stockholders, December 22, 2014

This Proxy is Solicited on Behalf of the Board of Directors of
VESTIN REALTY MORTGAGE II, INC.

The undersigned stockholder of Vestin Realty Mortgage II, Inc., a Maryland corporation (the “Company”), hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held December  22, 2014 and the accompanying Proxy Statement, the terms of which are incorporated by reference, and appoints Michael V. Shustek and Michael Whiteaker, and each of them, as the Proxy of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202 on December 22, 2014 at 9:30 a.m. Eastern Time (the “Annual Meeting”), and at any adjournment or postponement thereof and to otherwise represent the undersigned at the Annual Meeting, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.  The undersigned revokes any proxy heretofore given with respect to the Annual Meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect one director of the Company to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify.		2. To ratify the appointment of De Joya Griffith, LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2014.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES FOR	WITHOLD AUTHORITY
3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters that may properly come before the meeting or any adjournment or postponement thereof.
This proxy, when properly executed, will be voted as specified above.  If no specification is made, this Proxy will be voted “FOR” the election of each director listed at left and “FOR” the other listed proposals.
WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

Roland Sansone □ □
Please print the name(s) appearing on each share certificate(s) over which you have voting authority: _ Please check here if you plan to attend the meeting. ☐

To change your address on your account, please check the box at the right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder                                                                        Date:                                     Signature of Stockholder                                                                     Date:
Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.